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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned, hereby constitutes and appoints each of Carol A. Ammon, James J. Connors, II, Jeffrey R. Black and Stanley de J. Osborne to be his or her true and lawful attorneys-in-fact and agents, with full power of each to act alone, and to sign for the undersigned and in each of their respective names in any and all capacities stated below, this Annual Report on Form 10-K (and any amendments hereto) and to file the same, with exhibits hereto and thereto and other documents in connection herewith and therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report and Power of Attorney have been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                     TITLE                         DATE
                ---------                                     -----                         ----
            /s/ CAROL A. AMMON              Chief Executive Officer, President and      March 9, 2001
------------------------------------------    Director
              Carol A. Ammon

         /s/ MICHAEL B. GOLDBERG            Director                                    March 9, 2001
------------------------------------------
           Michael B. Goldberg

            /s/ MICHAEL HYATT               Director                                    March 9, 2001
------------------------------------------
              Michael Hyatt

           /s/ ROGER H. KIMMEL              Director                                    March 9, 2001
------------------------------------------
             Roger H. Kimmel

           /s/ FRANK J. LOVERRO             Director                                    March 9, 2001
------------------------------------------
             Frank J. Loverro

             /s/ JOHN W. LYLE               Director                                    March 9, 2001
------------------------------------------
               John W. Lyle

         /s/ MICHAEL W. MITCHELL            Director                                    March 9, 2001
------------------------------------------
           Michael W. Mitchell

       /s/ JOSEPH T. O'DONNELL, JR.         Director                                    March 9, 2001
------------------------------------------
         Joseph T. O'Donnell, Jr.

         /s/ DAVID I. WAHRHAFTIG            Director                                    March 9, 2001
------------------------------------------
           David I. Wahrhaftig